Supplement dated June 6, 2018
to the Prospectus of Ameriprise Certificates
(April 25, 2018) S-6000 AP (4/18)
For Ameriprise Stock Market Certificate: Effective for sales on or after June 6, 2018, with the first term beginning on or after June 13, 2018, information about maximum return ranges and minimum guaranteed interest rate ranges on partial participation found on page 4 of the Prospectus will be revised to read as follows:
For your first term, the maximum return will be within the range of 2.75% to 3.75% for the 1 year term, 7.25% to 8.25% for the 2 year term and 13.50% to 14.50% for the 3 year term. The minimum guaranteed interest rate on partial participation will be within the range of 0.00% to 1.00% for the 1 year term, 1.60% to 2.60% for the 2 year term and within the range of 3.70% to 4.70% for the 3 year term.
The rest of the information on page 4 remains unchanged.
Shareholders should retain this Supplement for future reference.
S-6000-34 A (06/18)